Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,065,855.91
Total Transaction Valuation	7,718,000,768.73
Total Offset Amount	1,065,855.91
Net Fee	$ 0.00